Exhibit 99.3

LETTER OF TRANSMITTAL

For use by shareholders of  Hudson Valley Holding Corp.
in connection with the Repurchase Program of

Hudson Valley Holding Corp.

Please read these instructions carefully.

You must use this form:

* To tell Hudson Valley Holding Corp. how many shares of common stock (up to 1,000 shares) you wish to submit in the Repurchase Program for the current period.

*To submit your Hudson Valley Holding Corp. stock certificates for repurchase, together with all required documentation.

If you fail to submit this form by the deadline described below, or if you fail to enclose your Hudson Valley Holding Corp. stock certificates and stock power with medallion signature guaranteed with this form, you will not be able to participate in the Repurchase Program for the current period.

The deadline for submission of this form is 5:00 p.m., New York City Time, on the expiration date announced by the Company for the current period Repurchase Program.  The expiration date for the current period is announced in a press release distributed by the Company and filed as a Form 8-K with the Securities and Exchange Commission. Please contact the Repurchase Agent with questions.  To ensure that you meet the deadline, you should submit this form, your stock certificates and your stock powers with medallion signature guaranteed well before the deadline. We will permit you to revoke the form and we will return your stock certificates to you if you notify us in writing prior to the deadline.

To meet the deadline, you must properly complete this form and cause it to be delivered by the deadline, along with your stock certificates and any other documents noted in the instructions below, to Hudson Valley Holding Corp. at the address shown below. If this document is delivered to any address other than the one shown below, it will not be a valid delivery. Hudson Valley Holding Corp. cannot be responsible for documents delivered to the wrong address.

The Repurchase Agent is:
Hudson Valley Bank – Transfer Agent
Wendy Croker
21 Scarsdale Road
Yonkers, New York 10707

YOU MUST COMPLETE BOXES A, B AND C

To Hudson Valley Holding Corp:

This document is submitted in connection with the Hudson Valley Holding Corp. Repurchase Program.

I hereby surrender the stock certificates identified in Box A

By signing below in Box B, I certify as follows:

1.	I submit for repurchase _________ shares (not more than 1,000) of Hudson Valley Holding Corp. stock pursuant to the existing Hudson Valley Holding Corp. Repurchase Program.

2.
I have read and agree to the terms and conditions of the Repurchase Program dated April 14, 2009 and  made available to me.  I agree that decisions by the Company concerning the administration and terms of the Program are in the discretion of the Company and are final.

3.
I understand that each “Beneficial Holder” may submit only 1,000 shares to be repurchased in any one period of the Repurchase Program.  “Beneficial Holder” is defined to include a husband, wife and their children under age 21, as well as any entity the shareholder controls.

4.	I certify that I and any other persons covered with me by the definition of “Beneficial Holder” are submitting no more than 1,000 shares.

Please make sure you fill in the number of shares in Item 1 above.

BOX A

CERTIFICATE INFORMATION

List below the Hudson Valley Holding Corp. stock certificates to which this document relates.

Name and Address	Certificate Number	Number of Shares

IF YOU HAVE SUBMITTED CERTIFICATES FOR MORE THAN 1,000 SHARES, OR FEWER SHARES ARE REPURCHASED THAN YOU SUBMITTED, A NEW CERTIFICATE FOR THE REMAINING SHARES WILL BE ISSUED TO YOU.  SEE  INSTRUCTIONS 4 AND 5 BELOW.

Please Note – If the record date for a cash or stock dividend, or any other distribution on the shares, occurs while your shares have been surrendered under the Repurchase Program and prior to 5:00 PM on expiration date, you will continue to be entitled to the dividend or distribution declared.  However, you will not be entitled to any dividends or distributions on any shares purchased under the Repurchase Program if the record date is after 5:00 PM on the expiration date.

CERTIFICATE HOLDER(S) SIGN BOX B BELOW

I hereby represent and warrant that I have full power and authority to complete and deliver this document, to make the election set forth above and to deliver for surrender and cancellation the certificates described in Box A and any other certificates that I have delivered along with this document. I represent and warrant that the shares represented by the certificates are free and clear of all liens, restrictions, charges and encumbrance and are not subject to any adverse claim. If the Repurchase Agent requests, I will execute and deliver any additional documents necessary or desirable to complete the Repurchase of the certificates. All authority that I confer by this document will survive my death or incapacity and all my obligations hereunder will be binding on my heirs, personal representatives, successors and assigns. I acknowledge that the certificates will not be deemed delivered until this document and the accompanying certificates are actually received by the Repurchase Agent. Until then, the risk of loss and title to the certificates will not pass to the Repurchase Agent.

BOX B
YOU MUST SIGN IN THE BOX BELOW.
Sign and provide your tax ID number on the Substitute Form W-9 below.
SIGNATURE(S) REQUIRED Signature(s) of Registered Holder(s) or Agent
Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title.  YOU MUST ALSO SUBMIT A STOCK POWER WITH MEDALLION SIGNATURE(S) GUARANTEED.  See Instruction 2.

Signature of Registered Holder

Signature of Registered Holder

Title, if any
Date: _____________, 2009
Telephone No.: ___________________

IMPORTANT TAX INFORMATION

NOTE: FAILURE TO COMPLETE THE SUBSTITUTE FORM W-9 BELOW MAY RESULT IN BACKUP WITHHOLDING OF A SUBSTANTIAL PERCENTAGE OF ANY PAYMENT  MADE TO YOU.

See Instruction 8 of this Letter of Transmittal with respect to the substitute Form W-9.

BOX C

PAYER: HUDSON VALLEY HOLDING CORP.
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part I—PLEASE PROVIDE YOUR TIN IN THE SPACE AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security No. or Employer Identification No.

	Part II—For Payees exempt from backup withholding, see the attached Guidelines For Certification of Taxpayers Identification Number on Substitute Form W-9 and complete as instructed therein.	Part III If awaiting TIN check box: ☐
Certification—Under penalties of perjury, I certify that:
(1)      The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)      I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

PLEASE SIGN HERE	Signature
	Date	, 2009

CERTIFICATION: AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a substantial portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

SPECIAL PAYMENT AND MAILING INSTRUCTIONS

I understand that payment checks and the new Hudson Valley Holding Corp. stock certificates, if any, that will be issued to me for the Hudson Valley Holding Corp. stock certificates I surrender will be issued in the same names as the Hudson Valley Holding Corp. stock certificates surrendered and will be mailed to the address of the registered holders indicated in Box A, unless I indicate otherwise in Box D or Box E below.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 1.

IF SHARE CERTIFICATES  ARE TO BE ISSUED IN  THE NAME OF ANYONE OTHER THAN THE REGISTERED HOLDER AND THE STOCK CERTIFICATES ARE SUBJECT TO A STOCK RESTRICTION AGREEMENT, THE REGISTERED HOLDER MUST OBTAIN THE CONSENT OF THE COMPANY TO WAIVE ITS RIGHT OF FIRST REFUSAL AND THE NEW HOLDER MUST SUBMIT A PROPERLY EXECUTED STOCK RESTRICTION AGREEMENT AGREEING TO BE BOUND BY THE STOCK RESTRICTION AGREEMENT AND TO HAVE THE NEW CERTIFICATES SO LEGENDED.  See Instruction.

BOX D SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS	BOX E SPECIAL DELIVERY INSTRUCTIONS
Complete ONLY if the new certificate and/or check is to be issued in a name which differs from the name on the surrendered certificate(s). Issue to:	Complete ONLY if the new certificate/check is to be mailed to an address other than the address reflected in Box A. Mail to:
Name:	Name:
Address:	Address:

(Please also complete Substitute Form W-9 above.)

INSTRUCTIONS

(1) Execution and Delivery. This document, or a copy of it, must be properly filled in, dated and signed. It must be delivered, together with your Hudson Valley Holding Corp. stock certificates, and an executed stock power with medallion signatures guaranteed, to the Repurchase Agent at the appropriate address set forth on the first page of this document.

You may choose any method to deliver this document and your stock certificates; however, you assume all risk of non-delivery. If you choose to use the mail, we recommend that you use registered mail, return receipt requested, and that you properly INSURE all stock certificates. Delivery of stock certificates will be considered effective and risk of loss and title to stock certificates will pass only when those stock certificates are actually received by the Repurchase Agent.

The Repurchase Agent, promptly following the expiration date of the current period’s Repurchase Program, will mail the payment checks to which you are entitled and any new Hudson Valley Holding Corp. stock certificates (representing shares not purchased) only after:

*	you have delivered to the Repurchase Agent this form, or a copy of it, properly completed, before the deadline,

*	you have delivered your Hudson Valley Holding Corp. stock certificates to the Repurchase Agent along with this form,

*	you have delivered an executed stock power with medallion signature(s) guaranteed,

*
you have followed the relevant instructions in this document in completing this form and delivering this form, together with the executed stock power and your stock certificates to the Repurchase Agent, and

*	the expiration date for Repurchase Program has occurred.

(2) Signatures and Stock Powers with Medallion Signatures Guaranteed. Except as otherwise permitted below, you must sign this Letter of Transmittal exactly the way your name appears on the face of your Hudson Valley Holding Corp. stock certificates. If the shares are owned by two or more persons, each one must sign exactly as his or her name appears on the face of the certificates. If shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this form as there are different registrations of the certificates. If shares of Hudson Valley Holding Corp. common stock have been assigned by the registered owner, this document should be signed in exactly the same way as the name of the assignor appearing on the stock certificates or transfer documents. See Instructions 5(a) and 5(b).  Stock powers with medallion signatures guaranteed also must be submitted together with the Stock Certificates for any person whose signature is required.

(3) Resolution of Disputes. Any and all disputes regarding this Letter of Transmittal will be resolved by Hudson Valley Holding Corp. and its good faith decision will be conclusive and binding on all concerned if its decision is not unreasonable. Hudson Valley Holding Corp. may delegate this function to the Repurchase Agent in whole or in part. Hudson Valley Holding Corp. and the Repurchase Agent each has discretion to reject any and all documents and surrenders of Hudson Valley Holding Corp. stock certificates that it decides are not in proper form. Hudson Valley Holding Corp. and the Repurchase Agent each has discretion to waive any immaterial irregularities in any document or in the surrender of any stock certificate.

(4) Issuing Payment Checks and New Certificates in the Same Name.  If all new Hudson Valley Holding Corp. stock certificates or payment checks are to be issued in the name of the registered holders inscribed on the surrendered stock certificates, the surrendered stock certificates do not need to be endorsed. In all cases a stock power with the medallion  signature guaranteed must be submitted. If you need to correct a name or change a name, but no change in ownership is involved, see Instruction 5(c).  New Certificates will bear the same legends as the original certificates and will be subject to the same restrictions on transfer as the original certificates.

(5) Issuing Payment Checks and New Certificates in Different Names. If any new Hudson Valley Holding Corp. stock certificates or payment checks are to be issued in the name of someone other than the registered holders of the surrendered stock certificates, you must follow the instructions below. Note that in each circumstance listed below, shareholders must complete Box D.

(a) Endorsement and Guarantee. The surrendered Hudson Valley Holding Corp. stock certificates must be properly endorsed by the registered holders of those certificates (and the medallion signature guaranteed) to the person who is to receive the new Hudson Valley Holding Corp. stock certificates or payment checks. The signatures of the registered holders on the endorsement or stock power must correspond with the names written upon the face of the Hudson Valley Holding Corp. stock certificates in every particular instance.  The signatures must be accompanied by a medallion signature guarantee in all cases.  If the certificates are not endorsed, in the alternative, a properly endorsed stock power from the transferor to the transferee, or assignee, with medallion signatures guaranteed may be submitted.

(b) Transferor’s Signature. This document must be signed by the transferor or assignor or his or her agent, and should not be signed by the transferee or assignee. See Box B.

(c) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., this document should be signed, e.g., “Mary Doe, now by marriage Mary Jones.” For a correction in name, this document should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.” Box D should be completed.

(d) Requirements if stock certificates are to be returned to a person different than the registered holder and the shares are subject to a stock restriction agreement.  In any case where stock certificates are to be returned to a person other than the registered holder and the stock is subject to the stock restriction agreement, the registered holder must obtain from the Company and submit to the Repurchase Agent the Company’s waiver of its right of first refusal and the transferee or assignee must properly execute and submit a stock restriction agreement, agreeing to be bound by those restrictions and to have the new certificate so legended.

You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of new Hudson Valley Holding Corp. stock certificates or payment checks in a name different from that of the registered holders of the surrendered Hudson Valley Holding Corp. stock certificates.

(6) Supporting Evidence. If this document, any stock certificate endorsement or any stock power is executed by

*	an agent;

*	an attorney;

*	an administrator;

*	an executor;

*	a guardian;

*	a trustee;

*	an officer of a corporation on behalf of the corporation; or

*	any other person in any fiduciary or representative capacity,

then you must submit documentary evidence of the signer’s appointment and authority to act in that capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making the execution. The documentary evidence must be in a form that is satisfactory to the Repurchase Agent.

(7) Special Instructions for Delivery by the Repurchase Agent. The payment checks and, if any, new Hudson Valley Holding Corp. stock certificates will be mailed to the address of the registered holders indicated in Box A, unless different instructions are given in Box E.

(8) Federal Income Tax Withholding. Under federal income tax law, the Repurchase Agent is required to file a report with the IRS disclosing certain cash payments it makes to holders of Hudson Valley Holding Corp. stock certificates. Unless an exemption applies, you must provide the Repurchase Agent with your correct tax identification number (your “TIN”) on Substitute Form W-9 to avoid “backup withholding” of federal income tax on any cash received upon the surrender. The TIN for an individual is his or her social security number. This document includes a Substitute Form W-9 as Box C. The Substitute Form W-9 requires that you certify, under penalties of perjury, that the TIN provided is correct and that you are not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, the IRS may subject you to a $50 penalty, and payments made for surrender of stock certificates may be subject to backup withholding at a rate of 28%. In addition, if you make a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making the statement, the IRS may subject you to a $500 penalty.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the IRS.

The TIN that must be provided on the Substitute Form W-9 is that of the registered holders of the stock certificates. The box in Part III of the Substitute Form W-9 may be checked if the person surrendering the stock certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III has been checked, the person surrendering the stock certificates must also complete the Certification: Awaiting Taxpayer Identification Number in order to avoid backup withholding. Even though the box in Part III may be checked (and the Certification: Awaiting Taxpayer Identification Number may be completed), the Repurchase Agent will withhold 28% on all cash payments with respect to surrendered stock certificates made before the Repurchase Agent has received a properly certified TIN.

Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting the appropriate form, signed under penalties of perjury, certifying to that person’s exempt status. A form of such statement can be obtained from the Repurchase Agent. You should consult your own tax advisor regarding your qualification for an exemption from backup withholding and the procedure for obtaining the exemption, or for further guidance in completing the Substitute Form W-9.

(9) Questions and Requests for Information or Assistance. If you have any questions or need assistance to complete this document, or if you want additional copies of this document, please contact the Repurchase Agent. You may reach the Repurchase Agent:

by telephone at
Hudson Valley Bank – Transfer Agent
Wendy Croker
(914) 771-3214

or by writing to
Hudson Valley Bank – Transfer Agent
Wendy Croker
21 Scarsdale Road
Yonkers, New York 10707

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of:	For this type of account:	Give the EMPLOYER IDENTIFICATION number of:
1. An individual’s account		The individual	8. Sole proprietorship account or single-member limited liability company (“LLC”) that is disregarded as separate from its member	The owner(4)
2. Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)
3. Husband and wife (joint account)		The actual owner of the account or, if joint funds, either persons’	10. Corporation or LLC electing corporate statues on IRS Form 8832	The corporation or LLC
4. Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	11. Religious, charitable, or educational organization account	The organization
5. Adult and minor (joint account)		The adult or, if the minor is the only contributor, the minor(2)	12. Partnership account or Multiple member LLC	The partnership or LLC
6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person		The ward, minor or incompetent person(3)	13. Association, club or other tax-exempt organization	The organization
7. a.	Revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee
b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)	Show the name of the owner, you may also enter the owner’s business or “doing business as” name. You may use either the owner’s SSN or EIN.

(5)
List first and circle the name of the legal trust, estate or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to belong to the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 (Page 2)

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. In this case, check the box marked “Awaiting TIN” in Part 3, sign and date the “Certificate of Awaiting Taxpayer Identification Number,” and return the form to the payer. If you do not timely provide a taxpayer identification number, a portion of all reportable payments made to you will be withheld.

Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•  The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.

•  An international organization or any agency or instrumentality thereof.

•  A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•  A corporation.

•  A financial institution.

•  A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•  A real estate investment trust.

•  A common trust fund operated by a bank under Section 584(a).

•  An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•  A middleman known in the investment community as a nominee or custodian.

•  A futures commission merchant registered with the Commodity Futures Trading Commission.

•  A foreign central bank of issue.

•  A trust exempt from tax under Section 664 or a non-exempt trust described in a Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•  Payments to nonresident aliens subject to withholding under Section 1441.

•  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•  Payments of patronage dividends where the amount received is not paid in money.

•  Payments made by certain foreign organizations.

•  Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•  Payments described in Section 6049(b)(5) to nonresident aliens.

•  Payments on tax-free covenant bonds under Section 1451.

•  Payments made by certain foreign organizations.

•  Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 3 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. If you are a foreign person, you must submit an appropriate IRS Form W-8BEN signed under penalty of perjury attesting to foreign status.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE